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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): November 12, 2003


                               KASPER A.S.L., LTD.
             (Exact Name of Registrant as Specified in Its Charter)






                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                  0-24179                               22-3497645
         (Commission File Number)          (I.R.S. Employer Identification No.)

                     77 METRO WAY
                 SECAUCUS, NEW JERSEY                         07094
       (Address of Principal Executive Offices)            (Zip Code)

                                  201-864-0328
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.    Description
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99.1           Press Release of the Registrant dated November 12, 2003.

ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION

           The information set forth in the press release issued by the Registrant announcing financial results for the third quarter and thirty-nine weeks ended September 27, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.




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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 14, 2003
                                          KASPER A.S.L., LTD.


                                          By: /s/ Joseph B. Parsons
                                             -----------------------------------
                                             Joseph B. Parsons
                                             Executive Vice President,
                                             Chief Financial Officer



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
                                  EXHIBIT INDEX

Exhibit No.                    Description
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99.1                   Press Release of the Registrant dated November 12, 2003.










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